Aquila Tax-Free Fund of Colorado Summary Prospectus | July 27, 2023

Tickers:	Class A – COTFX	Class C – COTCX	Class F – COFFX	Class Y – COTYX

This summary prospectus is designed to provide investors with key Fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.aquilafunds.com/prospectuses-reports/. You can also get this information at no cost by calling 800-437-1000 (toll-free) or by sending an e-mail request to info@aquilafunds.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Prospectus and other information will also be available from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, both dated July 27, 2023, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Fund’s objective is to provide you as high a level of current income exempt from Colorado state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If you invest in Class A Shares, you may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and under “Alternative Purchase Plans” on page 59 of the Fund’s Prospectus, “Sales Charges - Class A Shares” on page 61 of the Prospectus, “Broker-Defined Sales Charge Waiver Policies” on page 98 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 56 of the Statement of Additional Information (the “SAI”). If you invest in Class F Shares or Class Y Shares, you may be required to pay a commission to a broker, which is not reflected in the Expense Example.

	Class A Shares	Class C Shares	Class F Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of your investment)
Management Fee	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.075%	1.00%	None	None
Other Expenses	0.19%	0.19%	0.15%	0.19%
Total Annual Fund Operating Expenses	0.765%	1.69%	0.65%	0.69%
Total Fee Waivers(2)	-0.02%	-0.02%	-0.02%	-0.02%
Total Annual Fund Operating Expenses After Fee Waivers(2)	0.745%	1.67%	0.63%	0.67%

(1)	Shareholders who purchase $250,000 or more of Class A Shares do not pay an initial sales charge but may pay a contingent deferred sales charge of up to 0.75 of 1% for redemptions within one year of purchase and up to 0.50 of 1% for redemptions during 13 to 18 months after purchase.
(2)	The Manager has contractually undertaken to waive its fees to the extent necessary so that the annual management fee rate is equivalent to 0.48 of 1% of net assets of the Fund up to $400,000,000; 0.46 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.44 of 1% of net assets above $1,000,000,000. This contractual undertaking is in effect until September 30, 2024. Prior to September 30, 2024, the Manager may not terminate the arrangement without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except for year one (which considers the effect of the expense limitation). Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$374	$535	$710	$1,218
Class C Shares	$270	$531	$916	$1,523
Class F Shares	$64	$206	$360	$809
Class Y Shares	$68	$219	$382	$857

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$170	$531	$916	$1,523

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended March 31, 2023, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Colorado state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals. In general, almost all of these obligations are issued by the State of Colorado, its counties and various other local authorities; these obligations may also include certain other governmental issuers. We call these “Colorado Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes. A significant portion of the Colorado Obligations in which the Fund invests consist of revenue bonds, which are backed only by revenues from certain facilities or other sources and not by the issuer itself. These obligations can be of any maturity, but the Fund’s weighted average maturity has traditionally been between 5 and 15 years. The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”), which means it may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund.

At the time of purchase, the Fund’s Colorado Obligations must be of investment grade quality. This means that they must either

•	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,
•	if unrated, be determined to be of comparable quality by the Fund’s Manager, Aquila Investment Management LLC.

The Manager selects obligations for the Fund’s portfolio in order to achieve the Fund’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

You may lose money by investing in the Fund. Following is a summary description of certain risks of investing in the Fund.

Market Risk. The market prices of securities or other assets held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, political instability, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. When market prices fall, the value of your investment will likely go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); global pandemics; measures to address budget deficits; downgrades of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The fallout from the COVID-19 pandemic and subsequent variants of COVID-19, and the long-term impact on economies, markets, industries and individual issuers, are not known. Some sectors of the economy and individual issuers have experienced or may experience particularly large losses. Periods of extreme volatility in the financial markets; reduced liquidity of many instruments; and disruptions to supply chains, consumer demand and employee availability, may continue for some time.

Recently, inflation and interest rates have increased and may rise further. These circumstances could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future political, geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions

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by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia’s military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the Fund’s investments may be negatively affected. The Fund may experience a substantial or complete loss on any security or investment.

Interest Rate Risk. The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens,” the value of the security will generally go down.

Credit Risk. If an issuer or obligor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Colorado and Other Municipal Obligations. The Fund may be affected significantly by adverse economic, political or other events affecting Colorado and other municipal issuers in which the Fund may invest. The strength of the Colorado economy will be affected by, among other factors, the health of the Colorado labor market, personal income growth, and the residential real estate market, federal fiscal, monetary and trade policies, the strength of the global economy, geopolitical risks, and business and consumer uncertainty related to these issues. The long-term impact of the COVID-19 pandemic and subsequent variants of COVID-19 is uncertain. Colorado’s major economic sectors include agriculture, manufacturing, technology, tourism, energy production, and mining. Declines in oil and gas production could have an impact on employment and income growth in Colorado. The Taxpayer Bill of Rights (TABOR) is a constitutional provision that limits increases in spending, as well as the amount of revenue that can be raised, by state and local governments in Colorado in each fiscal year. Revenues in excess of those permitted under TABOR must be refunded to taxpayers. Municipal issuers may be adversely affected by rising health care costs, unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Colorado Public Employees’ Retirement Association (PERA) has significant unfunded pension liabilities. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may

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be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Fund’s Colorado Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation, or adverse interpretations by regulatory authorities.

Liquidity Risk. The Fund may make investments that are illiquid or become illiquid after purchase. Illiquid assets may also be difficult to value. Liquidity risk may be magnified in an environment of rising interest rates or widening credit spreads. If the Fund is forced to sell an illiquid security to meet redemption requests or other cash needs, the Fund may be forced to sell the security at a substantial loss or may not be able to sell at all. The Fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer). In extreme cases, this may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid on prepaid securities.

Extension Risk. During periods of rising interest rates, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down even more because their interest rates are lower than the current interest rate and they remain outstanding longer.

Portfolio Selection Risk. The value of your investment may decrease if the Manager’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about market movements, interest rates or other market factors, is incorrect.

Valuation Risk. Nearly all of the Fund’s investments are valued using a fair value methodology. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the securities had not been fair-valued securities or if a different valuation methodology has been used. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.

Cybersecurity Risk. Cybersecurity failures by and breaches of the Fund’s Manager, Transfer Agent, Custodian, Distributor or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions or receiving timely information regarding the Fund or their investment in the Fund, cause loss of or unauthorized access to private shareholder information, or result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act. Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Fund invests in the securities of specific issuers or issues of a similar project type, the more the Fund is exposed to risks associated with investments in those issuers or types of projects. Also, the Fund may be more risky than a more geographically diverse fund.

These risks are discussed in more detail in the Prospectus or in the SAI.

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Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the designated periods compare with those of a broad measure of market performance. No performance information is presented for Class F Shares because Class F Shares do not have annual returns for at least one calendar year. The returns for Class F Shares would differ from the returns shown because Class F Shares have different expenses. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1000 (toll-free).

The Fund acquired the assets and liabilities of Tax-Free Fund of Colorado (the “Predecessor Fund”) on October 11, 2013. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance shown for periods prior to October 11, 2013 is the performance of the Predecessor Fund.

Until March 5, 2023, Davidson Fixed Income Management Inc. doing business in Colorado as Kirkpatrick Pettis Capital Management served as the sub-adviser of the Fund. Effective March 6, 2023, the Manager became directly responsible for portfolio management decisions for the Fund.

ANNUAL TOTAL RETURNS – As of December 31
Class Y Shares – 2013-2022

Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 3.15% (quarter ended December 31, 2022) and the lowest return for a quarter was -5.28% (quarter ended March 31, 2022).

The year-to-date (from January 1, 2023 to June 30, 2023) total return for Class Y Shares was 0.95%.

	Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year	5 years	10 years
Class Returns Before Taxes:
Class A	-8.96%	-0.35%	0.88%
Class C	-8.04%	-0.50%	0.32%
Class Y	-6.14%	0.51%	1.33%
Class Y Returns After Taxes:
On Distributions	-6.14%	0.50%	1.32%
On Distributions and Redemption	-2.94%	0.86%	1.58%
Bloomberg Municipal Bond: Quality Intermediate Total Return Index Unhedged USD*	-5.15%	1.36%	1.77%
(This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)

*	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg, or Bloomberg’s licensors, own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

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After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. (Please note that an investment in shares of the Fund may not be suitable for you if you are investing through a tax-deferred account). The total returns reflect reinvestment of dividends and distributions. Returns after taxes on distributions and redemption of Fund shares are higher than returns before taxes for periods shown because they reflect the tax benefit of capital losses realized on the sale of Fund shares. After-tax returns are shown only for Class Y Shares. After-tax returns for other classes of shares will vary.

Management

Investment Adviser – Aquila Investment Management LLC (the “Manager”)

Portfolio Managers – Mr. Royden Durham, Vice President of the Fund, has served as a portfolio manager of the Fund since March 6, 2023. Mr. Vasilios Gerasopoulos, an associate portfolio manager of the Manager and Assistant Vice President of the Fund, has served as a portfolio manager of the Fund since March 6, 2023. Mr. Timothy Iltz, a portfolio manager of the Manager and Vice President of the Fund, has served as a portfolio manager of the Fund since December 19, 2022.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any day the New York Stock Exchange is open for business.

Transactions in Class A Shares or Class C Shares may be made either through a financial intermediary or, for accounts held directly with the Fund, you may contact the Fund in writing or by telephone:

•	U.S. Postal Service Mail: Aquila Group of Funds, P.O. Box 534428, Pittsburgh, PA 15253-4428
•	Overnight Carrier Deliveries: Aquila Group of Funds, Attention 534428, 500 Ross Street, 154-0520, Pittsburgh, PA 15262
•	The Fund’s telephone number is 800-437-1000

The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments.

Transactions in Class F Shares and Class Y Shares may be made only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Fund intends to distribute income that is exempt from regular Federal income tax and Colorado state income tax. Portions of the Fund’s distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and Aquila Distributors LLC (the “Distributor”) or the Manager may pay the intermediary for the sale of Fund shares and related shareholder servicing activities. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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AQL-COSPRO-0723